UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

200 Munsonhurst Road

Franklin, New Jersey 07416
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (973) 827-2914

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On August 7, 2013, the audit committee of the board of directors of Sussex Bancorp (the “Company”) appointed BDO USA LLP (“BDO”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and approved the dismissal of ParenteBeard LLC (“ParenteBeard”) from that role. On June 27, 2013, BDO publicly announced an expansion of its financial institutions practice through the addition of 12 partners and as many as 97 employees formerly with the banking practice of ParenteBeard. The personnel that have joined BDO include the Company’s principal audit personnel. The Company’s decision to change accounting firms occurred as a result of this development.

ParenteBeard’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years, and the subsequent interim period preceding ParenteBeard’s dismissal, there were (i) no “disagreements” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused ParenteBeard to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided ParenteBeard with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”). The Company requested that ParenteBeard furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of ParenteBeard’s letter dated August 8, 2013, is attached as Exhibit 16.1 hereto.

During the Company’s two most recently completed fiscal years, and through the date of the Company’s engagement of BDO, neither the Company nor anyone acting on its behalf has consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of ParenteBeard LLC, dated August 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: August 9, 2013	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of ParenteBeard LLC, dated August 8, 2013